UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

LANDS’ END, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

LANDS’ END, INC.
1 LANDS’ END LANE
DODGEVILLE, WISCONSIN 53595
Your Vote Counts!
LANDS’ END, INC.
2022 Annual Meeting
Vote by May 10, 2022
11:59 PM ET
You invested in LANDS’ END, INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 11, 2022.
Get informed before you vote
View the Notice & Proxy Statement, Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 27, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
Smartphone users
Point your camera here and
vote without entering a
control number
*
Vote in Person at the Meeting*
May 11, 2022
2:00 PM CDT
Gary C. Comer Activity Center
3 Lands’ End Lane
Dodgeville, WI 53595
For complete information and to vote, visit www.Proxy Vote.com
Control #
*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a bailot to vote these shares.

Vote at www.Proxy Vote.com
THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the
upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.
Voting Items
1. Election of Directors
Nominees:
01) Robert Galvin
02) Jerome Griffith
04) Josephine Linden
05) John T. McClain
06) Maureen Mullen Murphy
07) Jignesh Patel
08) Jonah Staw
03) Elizabeth Leykum
Board
Recommends
For
For
For
2.
3.
Advisory vote to approve the compensation of our Named Executive Officers.
Ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for fiscal year 2022.
NOTE: Such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
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